SunAmerica Series Trust

Supplement to the Prospectus Dated May 1, 2003

On June 12, 2003, the Board of Trustees of SunAmerica Series Trust ("SAST") approved the reorganization of one of the series, the Asset Allocation Portfolio (the "SAST Portfolio"), into a newly created series of Anchor Series Trust ("AST"), the Asset Allocation Portfolio (the "AST Portfolio"). The AST Portfolio will have the same investment goal and principal investment strategy, investment adviser and manager, subadviser, management fee, subadvisory fee and 12b-1 service fee as the SAST Portfolio; other operating expenses are not anticipated to be materially different. Since SAST and AST are both Massachusetts business trusts, shareholder rights under the trusts' organizational documents should not be materially affected by the reorganization. It is currently anticipated that the reorganization, which is subject to approval by the SAST Portfolio shareholders, will close by the end of 2003.

June 13, 2003